Benefit Plans And Obligations For Termination Indemnity (Effect Of A 1% Change In The Health Care Cost Trend Rate) (Details) $ in Thousands	12 Months Ended
Dec. 31, 2023 USD ($)
Retirement Benefits [Abstract]
Net periodic benefit cost, 1% increase	$ 14
Net periodic benefit cost, 1% decrease	(13)
Benefit obligation, 1% increase	98
Benefit obligation, 1% decrease	$ (88)